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                                                                   EXHIBIT 10.28

                             THIRD AMENDMENT TO THE
                     ADVANCED TECHNOLOGY LABORATORIES, INC.
                                RETIREMENT PLAN

The Advanced Technology Laboratories, Inc. Retirement Plan ("Plan"), as amended and restated effective May 17, 1994, is amended as follows pursuant to Section
11.1 of the Plan, effective May 11, 1997, except as otherwise provided.

1. Effective July 1, 1997, the first paragraph of the Preamble is deleted in its entirety and replaced with the following provision:

     THIS RETIREMENT PLAN (hereinafter referred to as the "Plan", formerly known as the Westmark International Incorporated Retirement Plan and the Advanced Technology Laboratories, Inc. Retirement Plan, and now known as the ATL Ultrasound, Inc. Retirement Plan) is amended and restated effective May 17, 1994, by ATL Ultrasound, Inc., a Washington corporation (formerly known as Advanced Technology Laboratories, Inc., a Delaware corporation).

2. Effective July 1, 1997, the following provisions are inserted after the ninth paragraph in the Preamble:

          WHEREAS, effective July 1, 1997, the Employer changed its name to ATL Ultrasound, Inc., a Washington corporation; and

          WHEREAS, effective July 1, 1997, the Plan's name is changed to "ATL Ultrasound, Inc. Retirement Plan.

3. Effective July 1, 1997, Section 1.7 Committee is deleted in its entirety and replaced with the following:

     1.7  Committee

          "Committee" means the ATL Ultrasound, Inc. Benefits Committee as from time to time constituted and appointed by the Compensation Committee of the Board of Directors of the Employer to administer the Plan.

4. Effective July 1, 1997, the reference to "Advanced Technology Laboratories, Inc. Incentive Savings and Stock Ownership Plan" in subsection (b) of
     Section 1.11 Earnings is deleted and replaced with "ATL Ultrasound, Inc. Incentive Savings and Stock Ownership Plan."

THIRD AMENDMENT
ADVANCED TECHNOLOGY LABORATORIES, INC.
RETIREMENT PLAN
                                       1
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5.   Effective July 1, 1997, Section 1.15 Employer is deleted and replaced with the following:

     "Employer" means ATL Ultrasound, Inc., a Washington corporation. For purposes other than Sections 10, 11 and 12, the term "Employer" shall also include other Affiliated Companies that adopt the Plan with the approval of the Board of Directors of ATL Ultrasound, Inc., as provided from time to time in Appendix I to this Plan.

6. Effective July 1, 1997, the first sentence of Section 1.22 Period of Service is deleted and replaced with the following:

     Period of Service means the period of time commencing with the Employment Commencement Date and ending on the Severance From Service Date, provided that Period of Service with ATL Ultrasound, Inc. beginning before the Effective Date shall be included.

7. Effective July 1, 1997, Section 1.26 Plan is deleted and replaced with the following provision:

     "Plan" means ATL Ultrasound, Inc. Retirement Plan in either its previous or present form, or as amended from time to time.

8. A new subsection (c) is inserted at the end of Section 2.1 Eligibility for Participation to state as follows:

     (c)  Employees Transferred to Kodak, Inc.

          Each Eligible Employee who: (i) was employed by Nova MicroSonics, a division of the Employer, on May 11, 1997; (ii) transferred employment to Kodak, Inc. on May 12, 1997; and (iii) was not already a Participant shall become a Participant under this Plan on May 11, 1997, irrespective of his or her Period of Service or Hours of Service.

9. The following paragraph is inserted at the end of Section 7.1 Vesting to state as follows:

     Further, each Eligible Employee who: (i) was employed by Nova MicroSonics, a division of the Employer, on May 11, 1997; (ii) transferred employment to Kodak, Inc. on May 12, 1997; and (iii) was not already vested shall have a one hundred percent (100%) nonforfeitable right to his or her Accrued Benefit as of May 11, 1997, irrespective of his or her Period of Service.

THIRD AMENDMENT
ADVANCED TECHNOLOGY LABORATORIES, INC.
RETIREMENT PLAN
                                       2
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10.  Effective July 1, 1997, the heading and the first sentence in Appendix I of the Plan are deleted and replaced with the following:

                                  APPENDIX I
                                    TO THE
                             ATL ULTRASOUND, INC.
                                RETIREMENT PLAN

     "Employer" as defined in Section 1.15 of the ATL Ultrasound Inc. Retirement Plan shall also include the following companies during the specified period of time.

     IN WITNESS WHEREOF, ATL Ultrasound, Inc. has caused this Third Amendment to be duly executed on the _______ day of _______________, 1997.

                                            ATL ULTRASOUND, INC.


_________________________                   By:_______________________________
Witness

                                            Title:____________________________

THIRD AMENDMENT
ADVANCED TECHNOLOGY LABORATORIES, INC.
RETIREMENT PLAN
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